NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated November 23, 2015
to the Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Invesco NVIT Comstock Value Fund

Effective immediately the Prospectus is amended as follows:

1.	The information under the section entitled “Portfolio Managers” on page 10 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Kevin Holt, CFA	Lead Portfolio Manager, Invesco	Since 2010
Devin Armstrong, CFA	Portfolio Manager, Invesco	Since 2010
Charles DyReyes, CFA	Portfolio Manager, Invesco	Since 2015
James Warwick	Portfolio Manager, Invesco	Since 2010

2.	The information under the section “Portfolio Management,” within the subheading “Invesco NVIT Comstock Value Fund, ” beginning on page 53 of the Prospectus, is deleted and replaced with the following:

Portfolio Managers Kevin Holt, CFA, Devin Armstrong, CFA, Charles DyReyes, CFA, and James Warwick are responsible for the day-to-day management of the Fund’s investment portfolio.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flow in accordance with portfolio holdings.

Mr. Holt, Lead Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Holt was a Managing Director of Van Kampen Asset Management (“VKAM”) and employed by VKAM from August 1999. Mr. Armstrong, Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Armstrong was an Executive Director of VKAM and has been employed by VKAM from August 2004. Mr. DyReyes, Portfolio Manager, has been employed by Invesco since 2015. Previously, Mr. DyReyes was a Senior Equity Analyst with Brandywine Global Investment Management from 2010 through 2015. Mr. Warwick, Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Warwick was an Executive Director of VKAM and has been employed by VKAM from 2002.

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